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                                                                   EXHIBIT 10.18


                        AGREEMENT OF WAIVER AND CONSENT

         This Agreement of Waiver and Consent (the "Agreement") is made as of November 20, 1996, by and among Intelligroup, Inc., a New Jersey corporation (the "Company" or "Intelligroup"), Ashok Pandey, Rajkumar Koneru and Nagarjun Valluripalli (collectively, the "Shareholders"), and Summit Ventures IV, L.P. and Summit Investors III, L.P. (collectively, "Summit").

         WHEREAS, Intelligroup, the Shareholders and Summit are parties to (i) that certain Registration Rights Agreement, and (ii) that certain Shareholders' Agreement, each dated as of April 10, 1996 (together, the "Agreements"); and

         WHEREAS, the Board of Directors of Intelligroup has approved a proposed secondary underwritten public offering of the Common Stock of Intelligroup (the "Secondary Offering"), in which the Company proposes to issue and sell shares of Common Stock and the Shareholders and Summit propose to sell shares of Common Stock; and

         WHEREAS, as a condition precedent to the consummation of the Secondary Offering, certain waivers and amendments are necessary to the Agreements;

         NOW, THEREFORE, in consideration of the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       WAIVER OF CERTAIN REGISTRATION RIGHTS.

         Effective upon the date hereof, Summit hereby agrees to waive any and all registration rights as to the Secondary Offering, except as to be provided in the underwriting agreement between the Company, the Shareholders, Summit and the representatives of the underwriters to be executed in conjunction with the Secondary Offering. It is further understood that Summit shall be entitled to sell an aggregate of 90,000 shares of Common Stock in the Secondary Offering and an aggregate of 13,500 shares of Common Stock (representing Summit's pro-rata allocation of the underwriters' over-allotment option), in the event the underwriters' over-allotment option is exercised in full. Notwithstanding anything to the contrary, the Company will pay the Registration Expenses (as defined in the Registration Rights Agreement referenced above) related to the Secondary Offering, including, without limitation, the reasonable fees and expenses of Summit's special counsel Hutchins, Wheeler & Dittmar, A Professional Corporation.

2.       WAIVER OF CERTAIN CO-SALE RIGHTS.

         Effective upon the date hereof, Summit hereby agrees to waive any and all co-sale rights as to the Secondary Offering, which they may have pursuant to Section 4 of the Shareholder's Agreement referenced above.
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3.       TERMINATION UPON CANCELLATION OF SECONDARY OFFERING; REVERSION.

         In the event (i) the Company does not consummate the Secondary
Offering by January 31, 1997, (ii) the Secondary Offering is not consummated within ten days of its effectiveness or (iii) upon earlier notice to the Company from the representatives of the underwriters of the Secondary Offering that the Secondary Offering has been terminated, this Agreement shall be terminated and deemed to be of no further force and effect.

4.       COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

5.       BINDING EFFECT; SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of any of the parties.

6.       NOTICE.

         All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipt made therefor by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid to the addresses shown below, on the third business day after the date postmarked.

         If to the Company or to the Shareholders:
         Intelligroup, Inc.
         517 Route One South
         Iselin, New Jersey, 08830

         Copy to:

         Buchanan Ingersoll
         500 College Road East
         Princeton, New Jersey  08540





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         If to Summit:
         Summit Partners
         600 Atlantic Avenue
         Boston, MA   02210-2227

         Copy to:

         Hutchins, Wheeler & Dittmar, A Professional Corporation
         100 Federal Street
         Boston, MA  02110
         Attn:  James Westra, Esq.

7.       SEVERABILITY.

         The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

8.       AMENDMENT.

         No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

9.       INTEGRATION AND ENTIRE AGREEMENT.

         Except as provided in this Agreement of Waiver and Consent, the Agreements and documents and agreements contemplated thereby and all of their respective terms and provisions, as amended by (i) that certain Agreement of Waiver and Consent dated June 4, 1996 and (ii) that certain Amendment No. 1 to Agreement of Waiver and Consent dated July 12, 1996, remain in full force and effect.

                                 **************





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                 INTELLIGROUP, INC.


                                 By: /s/ Ashok Pandey
                                    -------------------------------------
                                    Ashok Pandey
                                    President and Chief Executive Officer

                                 SUMMIT VENTURES IV, L.P.

                                 By: Summit Partners IV, L.P.
                                     Its General Partner

                                 By: Stamps, Woodsum & Co. IV,
                                     Its General Partner

                                 By:  /s/ Thomas S. Roberts
                                     -----------------------------------
                                      Its General Partner


                                 SUMMIT INVESTORS III, L.P.

                                 By:  /s/ Thomas S. Roberts
                                     -----------------------------------
                                    Authorized Signatory

                                 INDIVIDUALS


                                  /s/ Ashok Pandey
                                 -----------------------------------------
                                 Ashok Pandey

                                  /s/ Rajkumar Koneru
                                 -----------------------------------------
                                 Rajkumar Koneru

                                  /s/ Nagarjun Valluripalli
                                 -----------------------------------------
                                 Nagarjun Valluripalli





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